EXHIBIT 10.23

                                   TANOX, INC.

                 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

      Adopted: February 17, 2000
      Approved by Stockholders: February 17, 2000
      Effective Date: As provided in the Plan

1. PURPOSES.

      (a) ELIGIBLE OPTION RECIPIENTS. The persons eligible to receive Options are the Company's Non-Employee Directors.

      (b) AVAILABLE OPTIONS. The Plan's purpose is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through Nonstatutory Stock Options grants.

      (c) GENERAL PURPOSE. The Company desires to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for Non-Employee Directors to exert maximum efforts for the success of the Company and its Affiliates.

2. DEFINITIONS.

      (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as defined in Sections 424(e) and (f), respectively, of the Code.

      (b) "ANNUAL GRANT" means an Option granted annually to all Non-Employee Directors who meet the criteria specified in subsection 6(b) of the Plan.

      (c) "ANNUAL MEETING" means the annual meeting of the Company's stockholders.

      (d) "BOARD" means the Company's Board of Directors.

      (e) "CODE" means the Internal Revenue Code of 1986, as amended.

      (f) "COMMON STOCK" means the Company's common stock, $.01 par value per share.
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      (g) "COMPANY" means Tanox, Inc., a Delaware corporation.

      (h) "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for these services or (ii) who is a member of the board of directors of an Affiliate. The term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors, or Directors who are merely paid a director's fee by the Company for their services as Directors.

      (i) "CONTINUOUS SERVICE" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to terminate merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders services, provided that there is no interruption or termination of the Optionholder's service. For example, a change in status without interruption from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the Company's chief executive officer, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any approved leave of absence, including sick leave, military leave or any other personal leave.

      (j) "DIRECTOR" means a member of the Board of Directors.

      (k) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

      (l) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or consultant or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

      (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (n) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or traded on the NASDAQ National Market or the NASDAQ Small Cap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for the stock (or the closing bid, if no sales were reported) as quoted on the exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination.
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            (ii) In the absence of these markets for the Common Stock, the Fair
      Market Value shall be determined in good faith by the Board.

      (o) "INITIAL GRANT" means an Option granted to a Non-Employee Director who meets the criteria specified in subsection 6(a) of the Plan.

      (p) "IPO DATE" means the effective date of the Common Stock's initial public offering.

      (q) "NON-EMPLOYEE DIRECTOR" means a Director who is not an Employee.

      (r) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (s) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (t) "OPTION" means a Nonstatutory Stock Option granted under the Plan.

      (u) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the Plan's terms and conditions.

      (v) "OPTIONHOLDER" means a person to whom an Option is granted under the Plan or, if applicable, any other person who holds an outstanding Option.

      (w) "PLAN" means this Tanox, Inc. 2000 Non-Employee Directors' Stock Option Plan.

      (x) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

      (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

3. ADMINISTRATION.

      (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan. The Board may not delegate the Plan's administration to a committee.

      (b) POWERS OF BOARD. The Board may, subject to, and within the limitations of, the express provisions of the Plan:
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            (i) determine the provisions of each Option to the extent not specified in the Plan.

            (ii) construe and interpret the Plan and Options granted under it, and establish, amend and revoke rules and regulations for its administration;

            (iii) correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

            (iv) amend the Plan or an Option as provided in Section 12.

            (v) terminate or suspend the Plan as provided in Section 13.

            (vi) exercise such powers and perform such acts as the Board deems necessary or expedient to promote the best interests of the Company in accordance with the Plan's purposes and that do not conflict with the Plan's provisions.

      (c) EFFECT OF BOARD'S DECISION. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. SHARES SUBJECT TO THE PLAN.

      (a) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued under this Plan may not exceed in the aggregate 500,000 shares of Common Stock.

      (b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under the Option shall revert to and again become available for issuance under the Plan.

      (c) SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

      The Options as set forth in section 6 automatically shall be granted under the Plan to all Non-Employee Directors.
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6. NON-DISCRETIONARY GRANTS.

      (a) INITIAL GRANT. Without any further action of the Board, after the IPO Date each person who is elected or appointed to be a Non-Employee Director for the first time automatically shall, upon the date of his or her election or appointment, be granted an Option to purchase 15,000 shares of Common Stock on the terms and conditions set forth herein.

      (b) SUBSEQUENT GRANTS. Except as otherwise provided below, without any further action of the Board, each person who is re-elected or re-appointed to be a Non-Employee Director after the IPO Date automatically shall, upon the date of his or her re-election or re-appointment, be granted an Option to purchase 5,000 shares of Common Stock on the terms and conditions set forth herein. Directors serving on the date that the Company's stockholders approve the Plan may not receive any Options under this subsection.

7. OPTION PROVISIONS.

      Each Option Agreement shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option Agreement shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board deems appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

            (a) TERM. No Option shall be exercisable after the expiration of ten
      (10) years from the date it was granted.

            (b) EXERCISE PRICE. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if the Option is granted under an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            (c) CONSIDERATION. The purchase price of the Common Stock acquired on exercise of an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of the following methods:

                  (i) by cash or check;

                  (ii) if at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of shares of Common Stock that the Optionholder either has held for the period required
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            to avoid a charge to the Company's reported earnings (generally six months) or did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. "Delivery" for these purposes shall include delivery to the Company of the Optionholder's attestation of ownership of these shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, the Optionholder may not exercise the Option by tender to the Company of Common Stock to the extent the tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock; and

                  (iii) if at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, under a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

            (d) TRANSFERABILITY. Except as expressly provided otherwise in this paragraph, the Options are not transferable. An Option is transferable:

                  (i) by will or by applicable laws of descent and distribution;

                  (ii) by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the Option is to be passed to a member of the Optionholders' "immediate family" as this term is defined in 17 C.F.R. 240.16a-1(e), upon the death of the trustor (settlor); or

                  (iii) by gift, in a form accepted by the Company, to a member of the Optionholder's immediate family.

      An Option shall be exercisable during the lifetime of the Optionholder only by the Optionholder and a permitted transferee as provided herein. However, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, may thereafter exercise the Option for the benefit of the Optionholder's permitted beneficiary.

            (e) EXERCISE SCHEDULE. The Option shall be exercisable as the shares of Common Stock subject to the Option vest.
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            (f) VESTING SCHEDULE. The Options granted under this Plan, whether under an Initial Grant or a Subsequent Grant, shall provide for vesting of 1/36th of the shares of Common Stock subject to the Option each month after the date of the grant of the Options over 3 years.

            (g) TERMINATION OF CONTINUOUS SERVICE. If an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder may exercise it as of the date of termination) but only within such period of time ending on the earlier of
      (i) the date three (3) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

            (h) EXTENSION OF TERMINATION DATE. If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three
      (3) months following the date on which the exercise of the Option would no longer be in violation of such registration requirements after the termination of the Optionholder's Continuous Service.

            (i) DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of
      (i) the date twelve (12) months following the termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination as a result of the Option holder's disability, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

            (j) DEATH OF OPTIONHOLDER. If (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death for the benefit of the Optionholder's permitted
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      beneficiary, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8. COVENANTS OF THE COMPANY.

      (a) AVAILABILITY OF SHARES. During the terms of the Options, the Company shall reserve at all times the number of shares of Common Stock required to satisfy the Options.

      (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to an Option. If, after reasonable efforts, the Company cannot obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of the Options unless and until the authority is obtained.

9. USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10. MISCELLANEOUS.

      (a) STOCKHOLDER RIGHTS. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until the Optionholder has satisfied all requirements for exercise of the Option under its terms.

      (b) NO SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant under the terms of the Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director under the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
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      (c) INVESTMENT ASSURANCES. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to these requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that the requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as the Company deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

      (d) WITHHOLDING OBLIGATIONS. The Company's obligation to issue shares of Common Stock upon exercise of an Option is expressly conditioned on the Optionholder satisfying any federal, state or local tax withholding obligations relating thereto. The Optionholder may satisfy this withholding obligation by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of these means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or
(iii) delivering to the Company owned and unencumbered shares of the Common Stock. Shares of Common Stock delivered to satisfy withholding obligations under this section shall be determined in a manner similar to that provided in section 7(c) above.

II. ADJUSTMENTS UPON CHANGES IN STOCK.

      (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan
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pursuant to subsection 4(a) and to the nondiscretionary Options specified in
Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make these adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

      (b) DISSOLUTION OR LIQUIDATION. If the Company dissolves or liquidates, then all outstanding Options shall terminate immediately before this event.

      (c) CHANGE IN CONTROL. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or
(iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation may assume any Options outstanding under the Plan or may substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event no surviving corporation or acquiring corporation assumes the Options or substitutes similar Options for those outstanding under the Plan, then (i) with respect to Options held by Optionholders whose Continuous Service has not terminated, the vesting of the Options (and the time during which the Options may be exercised) shall be accelerated in full when the Board approves the event, and the Options shall terminate if not exercised at or prior to the event; and (ii) with respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised at or prior to the event.

12. AMENDMENT OF THE PLAN AND OPTIONS.

      (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

      (b) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit for stockholder approval any other amendment to the Plan not otherwise requiring stockholder approval to satisfy the requirements of Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

      (c) NO IMPAIRMENT OF RIGHTS. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the
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Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

      (d) AMENDMENT OF OPTIONS. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

      (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

14.  EFFECTIVE DATE OF PLAN.

      The Plan shall become effective on the IPO Date, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.  CHOICE OF LAW.

      All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Texas, without regard to conflict of laws rules.